SECURITIES AND EXCHANGE COMMISSION

                 			Washington, D.C.  20549
       					______________

          					FORM 8-K

           		Current Report Pursuant to Section 13 or 15(d) of

           			The Securities Exchange Act of 1934


   		Date of Report (Date of earliest event reported): April 23, 2001


                 				OBJECTSOFT CORPORATION

           		(Exact Name of Registrant as Specified in Charter)


Delaware                         1-10751 	       22-3091075
(State or Other Jurisdiction   (Commission      (IRS Employer
of Incorporation)	               File No.)  	Identification No.)



Continental Plaza III,
433 Hackensack Avenue, Hackensack, NJ       07601
(Address of Principal Executive Offices)	(Zip Code)


Registrant's telephone number, including area code (201) 343-9100


                   Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.	 Other Events

On April 23, 2001, the Company's Board of Directors accepted the resignation of David E.Y. Sarna, the Company's long-time President,
Chairman and Chief Executive Officer. S. Michael Rudolph has been named as the Company's new President, Chairman and Chief Executive Officer, effective April 23, 2001. In connection with Mr. Sarna's resignation, each of the Company and Mr. Sarna released the other of its respective obligations pursuant to the Employment Agreement, dated as of July 1, 1996, by and between the Company and Mr. Sarna.

The foregoing is a brief description of the Company's recent events. For additional information, the Company's Press Release announcing the foregoing has been filed as an Exhibit to this Current Report.




Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.


Exhibit
   No.                     Description


99.1           Press Release issued on April 26, 2001.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April  25, 2001

OBJECTSOFT CORPORATION


By: /s/ S. Michael Rudolph
S. Michael Rudolph
Chairman, President and Chief Executive
Officer

				EXHIBIT INDEX



Exhibit
   No.              	Description



99.1   -	Press Release issued on April 26, 2001

                          Exhibit 99.1


ObjectSoft Corporation Names S. Michael Rudolph to top Executive Positions

HACKENSACK, NEW JERSEY, April 26 -- ObjectSoft Corporation (OTCBB: OSFT.OB), one of the leading video entertainment kiosk providers in the United States, announced today that it has named S. Michael Rudolph to the positions of Chairman, President and Chief Executive Officer. Mr. Rudolph replaces David E.Y. Sarna, its long-time President, Chairman and Chief Executive Officer, who has resigned from the Company.

Mr. Rudolph is the founder of the Edgehill Group, Inc., a California-based financial advisory and consulting services organization. Mr. Rudolph brings over 25 years experience in the financial services industry to the Company, including having held senior management positions at various financial institutions, including Wells Fargo and Charles Schwab & Co. He also provided advisory and consulting services to Internet oriented organizations and traditional businesses.

"I am excited about assuming these new positions," said Rudolph. "I believe that the company has the underpinnings of a successful model for its kiosk business. We will explore various options to accelerate the development of this business, including raising additional capital and evaluating strategic alternatives to maximize value for our shareholders."

About ObjectSoft

Founded in 1990, ObjectSoft provides information and transactional services through public access kiosks, which enable organizations to interact with the general public through Internet-connected computers placed in high-density pedestrian traffic areas. The Company's current product, the FastTake(R) kiosk, allows the general public to search and review movie titles, sample movie trailers, and purchase other goods and services from the kiosk. For more information on ObjectSoft, visit its website at http://www.objectsoftcorp.com.

This press release contains certain forward-looking statements concerning ObjectSoft, which are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance and achievements to differ materially from those described or implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, ObjectSoft not maintaining and servicing its kiosk locations, securing sufficient funding and/or restructuring its business to fund its operations, continuation of the Company advertising contracts with DoubleClick and others as well as risks and uncertainties discussed in the Company's Annual Reports on Form 10-KSB, Registration Statements on Form SB-2 and Form S-3, and its Quarterly Reports on Form 10-QSB on file with the SEC and other filings made with the SEC from time to time.

For further information, contact Mathew Henderson at CEOcast, Inc. at (212) 732-4300.